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                                                                   EXHIBIT 99.17

                                POWER OF ATTORNEY



         We, the undersigned officers and Trustees of Eaton Vance Income Fund of Boston, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Income Fund of Boston with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


          Signature                         Title                     Date
          ---------                         -----                     ----

                                   President, Principal
/s/ M. Dozier Gardner              Executive Officer and       November 17, 1997
---------------------------        Trustee
M. Dozier Gardner

                                   Treasurer and Principal
/s/ James L. O'Connor              Financial and Accounting    November 17, 1997
---------------------------        Officer
James L. O'Connor


/s/ Donald R. Dwight               Trustee                     November 17, 1997
---------------------------
Donald R. Dwight

/s/ Robert Gluck                   Trustee                     November 17, 1997
---------------------------
Robert Gluck

/s/ Samuel L. Hayes, III           Trustee                     November 17, 1997
---------------------------
Samuel L. Hayes, III

/s/ Kenneth C. Knight              Trustee                     November 17, 1997
---------------------------
Kenneth C. Knight

/s/ Norton H. Reamer               Trustee                     November 17, 1997
---------------------------
Norton H. Reamer

/s/ John L. Thorndike              Trustee                     November 17, 1997
---------------------------
John L. Thorndike